Exhibit 99.2

Reported Consolidated Results

ZILLOW GROUP, INC.
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	September 30, 2019	December 31, 2018
Assets
Current assets:
Cash and cash equivalents	$1,791,918	$651,058
Short-term investments	531,679	903,867
Accounts receivable, net	77,674	66,083
Mortgage loans held for sale	36,762	35,409
Inventory	879,353	162,829
Prepaid expenses and other current assets	66,413	61,067
Restricted cash	75,004	12,385
Total current assets	3,458,803	1,892,698
Contract cost assets	46,047	45,819
Property and equipment, net	154,251	135,172
Right of use assets	218,564	—
Goodwill	1,984,907	1,984,907
Intangible assets, net	197,527	215,904
Other assets	15,889	16,616
Total assets	$6,075,988	$4,291,116
Liabilities and shareholders’ equity
Current liabilities:
Accounts payable	$9,717	$7,471
Accrued expenses and other current liabilities	76,061	63,101
Accrued compensation and benefits	33,540	31,388
Revolving credit facilities	698,280	116,700
Warehouse lines of credit	30,116	33,018
Deferred revenue	41,955	34,080
Deferred rent, current portion	—	1,740
Lease liabilities, current portion	17,937	—
Total current liabilities	907,606	287,498
Deferred rent, net of current portion	—	19,945
Lease liabilities, net of current portion	223,989	—
Long-term debt	1,478,719	699,020
Deferred tax liabilities and other long-term liabilities	13,796	17,474
Total liabilities	2,624,110	1,023,937
Shareholders’ equity:
Class A common stock	6	6
Class B common stock	1	1
Class C capital stock	14	14
Additional paid-in capital	4,327,003	3,939,842
Accumulated other comprehensive income (loss)	784	(905)
Accumulated deficit	(875,930)	(671,779)
Total shareholders’ equity	3,451,878	3,267,179
Total liabilities and shareholders’ equity	$6,075,988	$4,291,116

ZILLOW GROUP, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Revenue:
Homes	$384,626	$11,018	$762,022	$11,018
IMT	335,290	313,638	957,231	900,435
Mortgages	25,292	18,438	79,637	56,766
Total revenue	745,208	343,094	1,798,890	968,219
Cost of revenue (exclusive of amortization) (1)(2):
Homes	370,796	10,226	733,947	10,312
IMT	24,318	25,186	74,628	72,070
Mortgages	4,721	1,260	13,829	3,736
Total cost of revenue	399,835	36,672	822,404	86,118
Sales and marketing (2)	181,347	128,734	530,367	413,752
Technology and development (2)	123,974	105,314	352,074	299,623
General and administrative (2)	88,493	70,743	267,106	187,395
Impairment costs	—	10,000	—	10,000
Acquisition-related costs	—	1,405	—	2,064
Integration costs	5	523	650	523
Total costs and expenses	793,654	353,391	1,972,601	999,475
Loss from operations	(48,446)	(10,297)	(173,711)	(31,256)
Other income	8,999	7,773	27,625	13,308
Interest expense	(26,502)	(12,668)	(61,865)	(26,928)
Loss before income taxes	(65,949)	(15,192)	(207,951)	(44,876)
Income tax benefit	1,300	14,700	3,800	22,700
Net loss	$(64,649)	$(492)	$(204,151)	$(22,176)
Net loss per share — basic and diluted	$(0.31)	$—	$(0.99)	$(0.11)
Weighted-average shares outstanding — basic and diluted	207,002	202,416	205,766	195,208
_________________ (1) Amortization of website development costs and intangible assets included in technology and development	$15,835	$18,165	$44,891	$61,735
(2) Includes share-based compensation expense as follows:
Cost of revenue	$1,062	$969	$2,878	$3,180
Sales and marketing	6,588	5,911	19,039	17,413
Technology and development	18,034	15,031	51,942	40,920
General and administrative	16,444	19,771	78,025	49,853
Total	$42,128	$41,682	$151,884	$111,366
Other Financial Data:
Segment income (loss) before income taxes
Homes segment	$(87,870)	$(16,428)	$(204,197)	$(30,879)
IMT segment	$42,053	$6,322	$43,839	$(184)
Mortgages segment	$(12,254)	$(623)	$(32,308)	$(625)
Adjusted EBITDA (3)
Homes segment	$(67,825)	$(13,409)	$(158,801)	$(25,274)
IMT segment	91,102	75,363	216,204	181,764
Mortgages segment	(7,435)	4,211	(15,342)	11,985
Total Adjusted EBITDA	$15,842	$66,165	$42,061	$168,475
(3) Adjusted EBITDA is a non-GAAP financial measure; it is not calculated or presented in accordance with U.S. generally accepted accounting principles, or GAAP. See Exhibit 99.1 for more information regarding our presentation of Adjusted EBITDA and for a reconciliation of Adjusted EBITDA to net loss on a consolidated basis and income (loss) before income taxes for each segment, the most directly comparable GAAP financial measure, for each of the periods presented.

ZILLOW GROUP, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Nine Months Ended September 30,
	2019	2018
Operating activities
Net loss	$(204,151)	$(22,176)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	63,888	76,301
Share-based compensation expense	151,884	111,366
Amortization of right of use assets	16,710	—
Amortization of contract cost assets	26,722	27,227
Amortization of discount and issuance costs on convertible senior notes maturing in 2021, 2023, 2024 and 2026	29,868	17,990
Impairment costs	—	10,000
Deferred income taxes	(3,800)	(22,700)
Loss on disposal of property and equipment	5,744	3,129
Bad debt expense	1,894	1,053
Deferred rent	—	(3,116)
Accretion of bond discount	(5,241)	(2,172)
Changes in operating assets and liabilities:
Accounts receivable	(13,485)	(12,994)
Mortgage loans held for sale	(1,353)	—
Inventory	(716,524)	(43,257)
Prepaid expenses and other assets	(5,848)	(15,012)
Lease liabilities	(15,029)	—
Contract cost assets	(26,950)	(32,143)
Accounts payable	2,999	2,254
Accrued expenses and other current liabilities	12,241	(3,751)
Accrued compensation and benefits	2,152	6,503
Deferred revenue	7,875	4,041
Other long-term liabilities	122	—
Net cash provided by (used in) operating activities	(670,282)	102,543
Investing activities
Proceeds from maturities of investments	859,142	261,675
Purchases of investments	(479,963)	(848,838)
Purchases of property and equipment	(45,140)	(44,482)
Purchases of intangible assets	(15,123)	(8,179)
Cash paid for acquisition, net	—	(2,000)
Net cash provided by (used in) investing activities	318,916	(641,824)
Financing activities
Proceeds from issuance of convertible notes, net of issuance costs	1,085,686	364,020
Premiums paid for capped call confirmations	(150,530)	(29,414)
Proceeds from issuance of Class C capital stock, net of issuance costs	—	360,345
Proceeds from borrowing on revolving credit facilities	581,580	24,674
Net repayments on warehouse lines of credit	(2,902)	—
Proceeds from exercise of stock options	41,014	114,623
Value of equity awards withheld for tax liability	(3)	(67)
Net cash provided by financing activities	1,554,845	834,181
Net increase in cash, cash equivalents and restricted cash during period	1,203,479	294,900
Cash, cash equivalents and restricted cash at beginning of period	663,443	352,095
Cash, cash equivalents and restricted cash at end of period	$1,866,922	$646,995
Supplemental disclosures of cash flow information
Cash paid for interest	$25,837	$4,800
Noncash transactions:
Capitalized share-based compensation	$8,942	$6,674
Write-off of fully depreciated property and equipment	$28,951	$18,687
Write-off of fully amortized intangible assets	$9,959	$10,797

Non-GAAP Net Income (Loss) per Share
Our presentation of non-GAAP net income (loss) per share excludes the impact of share-based compensation expense, impairment costs, acquisition-related costs and income taxes. This measure is not a key metric used by our management and board of directors to measure operating performance or otherwise manage the business. However, we provide non-GAAP net income (loss) per share as supplemental information to investors, as we believe the exclusion of share-based compensation expense, impairment costs, acquisition-related costs and income taxes facilitates investors’ operating performance comparisons on a period-to-period basis. You should not consider non-GAAP net income (loss) per share in isolation or as a substitute for analysis of our results as reported under GAAP.

The following table sets forth a reconciliation of non-GAAP net income (loss), adjusted, to net loss, as reported on a GAAP basis, and the calculation of non-GAAP net income (loss) per share - basic and diluted, for each of the periods presented (in thousands, except per share data, unaudited):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Net loss, as reported	$(64,649)	$(492)	$(204,151)	$(22,176)
Share-based compensation expense	42,128	41,682	151,884	111,366
Impairment costs	—	10,000	—	10,000
Acquisition-related costs	—	1,405	—	2,064
Income tax benefit	(1,300)	(14,700)	(3,800)	(22,700)
Net income (loss), adjusted	$(23,821)	$37,895	$(56,067)	$78,554
Non-GAAP net income (loss) per share — basic	$(0.12)	$0.19	$(0.27)	$0.40
Non-GAAP net income (loss) per share — diluted	$(0.12)	$0.18	$(0.27)	$0.38
Weighted-average shares outstanding — basic	207,002	202,416	205,766	195,208
Weighted-average shares outstanding — diluted	207,002	211,746	205,766	204,926

Non-GAAP net income (loss) per share - diluted for the periods presented is calculated using weighted-average shares outstanding - diluted, which includes potential shares of Class A common stock and Class C capital stock for the periods in which their effect would have been dilutive. The potential shares of Class A common stock and Class C capital stock were excluded from the calculation of non-GAAP net loss per share for the periods presented because their effect would have been antidilutive as a result of the non-GAAP net loss incurred in such periods. The following table reconciles the denominators used in the basic and diluted non-GAAP net income (loss) per share calculations (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Denominator for basic calculation	207,002	202,416	205,766	195,208
Effect of dilutive securities:
Option awards	—	7,678	—	8,333
Unvested restricted stock units	—	1,242	—	1,385
Class A common stock issuable upon conversion of the 2020 Notes	—	410	—	—
Denominator for dilutive calculation	207,002	211,746	205,766	204,926

Segment Results of Operations
The following table presents our segment results for the periods presented (in thousands, unaudited):

	Three Months Ended September 30, 2019			Three Months Ended September 30, 2018
	Homes	IMT	Mortgages	Homes	IMT	Mortgages
Revenue	$384,626	$335,290	$25,292	$11,018	$313,638	$18,438
Costs and expenses:
Cost of revenue	370,796	24,318	4,721	10,226	25,186	1,260
Sales and marketing	49,186	118,514	13,647	4,650	117,522	6,562
Technology and development	20,651	94,656	8,667	6,128	93,930	5,256
General and administrative	22,174	55,749	10,570	6,010	60,678	4,055
Impairment costs	—	—	—	—	10,000	—
Acquisition-related costs	—	—	—	—	—	1,405
Integration costs	—	—	5	—	—	523
Total costs and expenses	462,807	293,237	37,610	27,014	307,316	19,061
Income (loss) from operations	(78,181)	42,053	(12,318)	(15,996)	6,322	(623)
Segment other income	—	—	344	—	—	—
Segment interest expense	(9,689)	—	(280)	(432)	—	—
Income (loss) before income taxes (1)	$(87,870)	$42,053	$(12,254)	$(16,428)	$6,322	$(623)

	Nine Months Ended September 30, 2019			Nine Months Ended September 30, 2018
	Homes	IMT	Mortgages	Homes	IMT	Mortgages
Revenue	$762,022	$957,231	$79,637	$11,018	$900,435	$56,766
Costs and expenses:
Cost of revenue	733,947	74,628	13,829	10,312	72,070	3,736
Sales and marketing	107,457	380,608	42,302	7,035	384,241	22,476
Technology and development	51,130	276,886	24,058	12,154	270,978	16,491
General and administrative	54,339	181,270	31,497	11,964	163,303	12,128
Impairment costs	—	—	—	—	10,000	—
Acquisition-related costs	—	—	—	—	27	2,037
Integration costs	—	—	650	—	—	523
Total costs and expenses	946,873	913,392	112,336	41,465	900,619	57,391
Income (loss) from operations	(184,851)	43,839	(32,699)	(30,447)	(184)	(625)
Segment other income	—	—	1,059	—	—	—
Segment interest expense	(19,346)	—	(668)	(432)	—	—
Income (loss) before income taxes (1)	$(204,197)	$43,839	$(32,308)	$(30,879)	$(184)	$(625)

(1) The following table presents the reconciliation of total segment loss before income taxes to consolidated loss before income taxes for the periods presented (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Total segment loss before income taxes	$(58,071)	$(10,729)	$(192,666)	$(31,688)
Corporate interest expense	(16,533)	(12,236)	(41,851)	(26,496)
Corporate other income	8,655	7,773	26,566	13,308
Consolidated loss before income taxes	$(65,949)	$(15,192)	$(207,951)	$(44,876)

Key Metrics
The following table sets forth our key metrics for each of the periods presented:

	Three Months Ended September 30,		2018 to 2019 % Change
	2019	2018
	(in millions)
Average Monthly Unique Users (1)	195.6	186.6	5%
Visits (2)	2,104.9	1,888.9	11%

(1)	Zillow, StreetEasy, HotPads and Naked Apartments measure unique users with Google Analytics, and Trulia measures unique users with Adobe Analytics.

(2)	Visits includes visits to the Zillow, Trulia and StreetEasy mobile apps and websites. We measure Zillow and StreetEasy visits with Google Analytics and Trulia visits with Adobe Analytics.

Non-GAAP Average Return on Homes Sold After Interest Expense
To provide investors with additional information regarding our Homes segment financial results, this Exhibit includes a calculation of Average Return on Homes Sold After Interest Expense, which is a non-GAAP financial measure. We have provided a reconciliation of Average Return on Homes Sold After Interest Expense to the most directly comparable GAAP financial measure, which is average gross profit per home for the Homes segment.
We believe that Average Return on Homes Sold After Interest Expense is a useful financial measure to investors as it is one of the primary measures used by management in making investment decisions, measuring unit level economics and evaluating operating performance for the Zillow Offers business. The measure is intended to convey the unit level economics of homes sold during the period by presenting the average revenue and associated expenses directly attributed to the homes sold. We believe this average per unit measure facilitates meaningful period over period comparisons notwithstanding variability in the number of homes sold during a period and indicates ability to generate average returns on assets sold after considering home purchase costs, renovation costs, holding costs and selling costs.
We calculate the average return on homes sold after interest expense as revenue associated with homes sold during the period less direct costs attributable to those homes divided by the number of homes sold during the period. Specifically, direct costs include, with respect to each home sold during the period (1) home acquisition and renovation costs, which in turn include certain labor costs directly associated with these activities; (2) holding and selling costs; and (3) interest costs incurred.
Included in direct holding and interest expense amounts for the periods presented are holding and interest costs recorded as period expenses in prior periods associated with homes sold in the current period, which are not calculated in accordance with, or as an alternative for, GAAP and should not be considered in isolation or as a substitute for results reported under GAAP. Excluded from certain of these direct cost amounts are costs recorded in the current period related to homes that remain in inventory at the end of the period, as shown in the tables below. We make these period adjustments because we believe presenting Average Return on Homes Sold After Interest Expense in this manner provides a focused view on a subset of our assets - homes sold during the period - and reflecting costs associated with those homes sold from the time we acquire to the time we sell the home, which may be useful to investors.

Average Return on Homes Sold After Interest Expense is intended to illustrate the performance of homes sold during the period and is not intended to be a segment or company performance metric. Average Return on Homes Sold After Interest Expense is a supplemental measure of operating performance for a subset of assets and has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are:

•
Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and Average Return on Homes Sold After Interest Expense does not reflect capital expenditure requirements for such replacements or for new capital expenditure requirements;

•	Average Return on Homes Sold After Interest Expense does not consider the potentially dilutive impact of share-based compensation;

•	Average Return on Homes Sold After Interest Expense does not include period costs that were not eligible for inventory capitalization associated with homes held in inventory at the end of the period;

•
Average Return on Homes Sold After Interest Expense does not reflect indirect expenses included in cost of revenue, sales and marketing, technology and development, or general and administrative expenses, some of which are recurring cash expenditures necessary to operate the business; and

•	Average Return on Homes Sold After Interest Expense does not reflect income taxes.

On a GAAP basis, Homes segment average gross profit per home was $11,420 for the three months ended September 30, 2019.

The following table presents the total return on homes sold after interest expense and the Average Return on Homes Sold After Interest Expense for the period presented (in thousands, except average per home amounts, unaudited):

	Three Months Ended September 30, 2019
	Total	Average Per Home
Homes sold	1,211
Homes revenue	$384,626	$317,610
Operating costs:
Home acquisition costs (1)	347,844	287,237
Renovation costs (1)	15,449	12,757
Holding costs (1)(2)	4,634	3,827
Selling costs	16,835	13,902
Total operating costs	384,762	317,723
Interest expense (1)(2)	5,708	4,713
Return on homes sold after interest expense	$(5,844)	$(4,826)
(1) Amount excludes expenses incurred during the period that are not related to homes sold during the period.
(2) Holding costs and interest expense include $1.8 million and $2.9 million, respectively, of costs incurred in prior periods associated with homes sold during the current period.

The calculation of Average Return on Homes Sold After Interest Expense includes only those expenses directly attributed to the homes sold during the period. To arrive at return on homes sold after interest expense, the Company deducts from Homes segment gross profit (1) holding costs incurred in the current period and prior periods for homes sold during the period that are included in sales and marketing expense, (2) selling costs incurred in the current period for homes sold during the period that are included in sales and marketing expense and (3) interest expense incurred in the current and prior periods for homes sold during the period. The Company adds to Homes segment gross profit (1) inventory valuation adjustments recorded during the period associated with homes that remain in inventory at period end, net of inventory valuation adjustments recorded in prior periods related to homes sold in the current period, and indirect expenses included in cost of revenue and (2) share-based compensation expense and depreciation and amortization expense included in cost of revenue. The following table presents the calculation of Homes segment average gross profit per home and Average Return on Homes Sold After Interest Expense and a reconciliation of return on homes sold after interest expense to Homes segment gross profit (in thousands, except average per home amounts, unaudited):

Calculation of Average Gross Profit per Home	Three Months Ended September 30, 2019
Homes segment revenue	$384,626
Homes segment cost of revenue	370,796
Homes segment gross profit	$13,830
Homes sold	1,211
Average gross profit per home	$11,420
Reconciliation of Non-GAAP Measure to Nearest GAAP Measure
Homes segment gross profit	$13,830
Holding costs included in sales and marketing (1)	(4,634)
Selling costs included in sales and marketing (2)	(16,835)
Interest expense (3)	(5,708)
Inventory valuation adjustments and indirect expenses included in cost of revenue (4)	7,153
Share-based compensation expense and depreciation and amortization expense included in cost of revenue	350
Return on homes sold after interest expense	$(5,844)
Homes sold	1,211
Average return on homes sold after interest expense	$(4,826)
(1) Amount represents holding costs incurred related to homes sold in the current period that were not eligible for inventory capitalization and were therefore expensed as period costs in the current period and prior periods. These costs primarily include homeowners association dues, property taxes, insurance, utilities, and cleaning and maintenance costs incurred during the time a home is held for sale after the renovation period is complete. On a GAAP basis, the Company incurred a total of $7.7 million of holding costs included in sales and marketing expense for the period presented.
(2) Amount represents selling costs incurred related to homes sold in the current period that were not eligible for inventory capitalization and were therefore expensed as period costs in the current period. These costs primarily include agent commissions paid upon the sale of a home.
(3) Amount represents interest expense incurred related to homes sold in the current period that was not eligible for inventory capitalization and was therefore expensed as a period cost in the current period and prior periods.
(4) Amount includes inventory valuation adjustments recorded during the period associated with homes that remain in inventory at period end, net of inventory valuation adjustments recorded in prior periods related to homes sold in the current period, as well as corporate costs allocated to the Homes segment such as headcount expenses and hosting-related costs related to the operation of our website.

On a GAAP basis, Homes segment average gross profit per home was $11,645 for the nine months ended September 30, 2019.

The following table presents the total return on homes sold after interest expense and the Average Return on Homes Sold After Interest Expense for the period presented (in thousands, except average per home amounts, unaudited):

	Nine Months Ended September 30, 2019
	Total	Average Per Home
Homes sold	2,411
Homes revenue	$762,022	$316,061
Operating costs:
Home acquisition costs (1)	689,508	285,984
Renovation costs (1)	29,614	12,283
Holding costs (1)(2)	8,441	3,501
Selling costs	33,053	13,709
Total operating costs	760,616	315,477
Interest expense (1)(2)	10,895	4,519
Return on homes sold after interest expense	$(9,489)	$(3,935)
(1) Amount excludes expenses incurred during the period that are not related to homes sold during the period.
(2) Holding costs and interest expense include $0.9 million and $1.0 million, respectively, of costs incurred in prior periods associated with homes sold during the current period.

The following table presents the calculation of Homes segment average gross profit per home and Average Return on Homes Sold After Interest Expense and a reconciliation of return on homes sold after interest expense to Homes segment gross profit (in thousands, except average per home amounts, unaudited):

Calculation of Average Gross Profit per Home	Nine Months Ended September 30, 2019
Homes segment revenue	$762,022
Homes segment cost of revenue	733,947
Homes segment gross profit	$28,075
Homes sold	2,411
Average gross profit per home	$11,645
Reconciliation of Non-GAAP Measure to Nearest GAAP Measure
Homes segment gross profit	$28,075
Holding costs included in sales and marketing (1)	(8,441)
Selling costs included in sales and marketing (2)	(33,053)
Interest expense (3)	(10,895)
Inventory valuation adjustments and indirect expenses included in cost of revenue (4)	14,376
Share-based compensation expense and depreciation and amortization expense included in cost of revenue	449
Return on homes sold after interest expense	$(9,489)
Homes sold	2,411
Average return on homes sold after interest expense	$(3,935)
(1) Amount represents holding costs incurred related to homes sold in the current period that were not eligible for inventory capitalization and were therefore expensed as period costs in the current period and prior periods. These costs primarily include homeowners association dues, property taxes, insurance, utilities, and cleaning and maintenance costs incurred during the time a home is held for sale after the renovation period is complete. On a GAAP basis, the Company incurred a total of $14.3 million of holding costs included in sales and marketing expense for the period presented.
(2) Amount represents selling costs incurred related to homes sold in the current period that were not eligible for inventory capitalization and were therefore expensed as period costs in the current period. These costs primarily include agent commissions paid upon the sale of a home.
(3) Amount represents interest expense incurred related to homes sold in the current period that was not eligible for inventory capitalization and was therefore expensed as a period cost in the current period and prior periods.
(4) Amount includes inventory valuation adjustments recorded during the period associated with homes that remain in inventory at period end, net of inventory valuation adjustments recorded in prior periods related to homes sold in the current period, as well as corporate costs allocated to the Homes segment such as headcount expenses and hosting-related costs related to the operation of our website.